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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 11, 2002

Main Street Banks, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia (State of Incorporation)	000-25128 (Commission File No.)	58-2104977 (IRS Employer Identification No.)

676 Chastain Road, Kennesaw, Georgia 30144
(Address of Principal Executive Offices, including Zip Code)

(770) 422-2888
(Registrant's Telephone Number, including Area Code)

Item 5. Other Events.

        On December 11, 2002 Main Street Banks, Inc. (the "Registrant") issued two press releases. The first announced the completion of the Registrant's acquisition of First National Bank of Johns Creek of Suwanee, Georgia. The second announced the signing of a definitive agreement to acquire First Colony Bancshares, Inc. of Alpharetta, Georgia. Copies of the two press releases issued by the Registrant are filed herewith as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 7. Financial Statement and Exhibits.

(c)
Exhibits

99.1
Press Release of Registrant, dated December 11, 2002, announcing the completion of the acquisition of First National Bank of Johns Creek.

99.2
Press Release of Registrant, dated December 11, 2002, announcing Registrant's agreement to acquire First Colony Bancshares, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 12, 2002	MAIN STREET BANKS, INC.
	By:	/s/ EDWARD C. MILLIGAN Edward C. Milligan Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Document
99.1	Press Release of Registrant, dated December 11, 2002, announcing the completion of the acquisition of First National Bank of Johns Creek
99.2	Press Release of Registrant, dated December 11, 2002, announcing Registrant's agreement to acquire First Colony Bancshares, Inc.

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  Item 5. Other Events.
  Item 7. Financial Statement and Exhibits.
SIGNATURES
Exhibit Index